iStar

Q2 '18
Earnings Results

(NYSE: STAR)

Forward-Looking Statements and Other Matters

Statements in this presentation which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although iStar believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained. The Company undertakes no obligation to update or publicly revise any forward looking statement, whether as a result of new information, future events or otherwise.

This presentation should be read in conjunction with our consolidated financial statements and related notes in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 and our Annual Report on Form 10-K for the year ended December 31, 2017. In assessing all forward-looking statements herein, readers are urged to read carefully all cautionary statements in our Form 10-Q and Form 10-K.

Factors that could cause actual results to differ materially from iStar's expectations include general economic conditions and conditions in the commercial real estate and credit markets, the Company's ability to generate liquidity and to repay indebtedness as it comes due, additional loan loss provisions and asset impairments, the amount and timing of asset sales, changes in NPLs, repayment levels, the Company's ability to make new investments, the Company's ability to maintain compliance with its debt covenants, the Company's ability to generate income and gains from operating properties and land and other risks detailed in "Risk Factors" in our 2017 Annual Report on Form 10-K, and any updates thereto made in our subsequent fillings with the SEC.

Note: Certain balance sheet metrics specified throughout this presentation are provided pro forma for the $273 million repayment of 5% senior unsecured notes due July 2019 subsequent to the end of the second quarter with cash proceeds from the term loan that the Company completed in June 2018.

The Company's calculation of "Gross Book Value" has been amended to include real estate-related intangibles at cost. The Company believes the revised presentation reflects the original cost basis or paid value of its real estate investments. Please refer to the "Glossary" and "Gross Book Value Reconciliation by Segment" slides in the Appendix for additional details on the metric and a reconciliation to the balance sheet.

iStar

Table of Contents

I. Highlights

II. Portfolio Overview

III. Real Estate Finance

IV. Net Lease

V. Operating Properties

VI. Land & Development

VII. Capital Structure

VIII. Appendix

iStar

I. Highlights

Q2 '18 Highlights

Earnings

Allocable to Common Shareholders	Q2 '18 $ in millions	Q2 '18 Per diluted share	YTD $ in millions	YTD Per diluted share
Net Income	$42.9	$0.54	$69.7	$0.89
Adjusted Income	$43.6	$0.55	$176.0	$2.16

Common Dividend

— Initiated quarterly dividend of $0.09 per share with first payment on August 31 to shareholders of record on August 15
— $0.36 dividend on an annualized basis

Core Investments

— Originated $269M in new loans and net leases, with $1.2B of originations over TTM
— Consolidated Net Lease Venture I, recognizing a $68M gain
— Formed new Net Lease Venture II subsequent to the end of the quarter

Legacy Asset Monetization

— Received $190M of proceeds from sales of land and operating properties, generating net gain of $20M
— Reduced NPL balance by 84%

Capital Markets

— Upsized, repriced and extended term loan to $650M from $377M
— Proceeds partially used to repay $273M of July 2019 debt subsequent to the end of the quarter

iStar

Investment Activity

New Originations (Commitments)

	Q3 '16	Q4 '16	Q1 '17	Q2 '17	Q3 '17	Q4 '17	Q1 '18	Q2 '18
Real Estate Finance	$83	$170	$7	$136	$59	$457	$270	$267
Net Lease[1]	218	33	-	104	24	17	58	2
Total	**$301**	**$202**	**$7**	**$241**	**$84**	**$474**	**$328**	**$269**

$751M (Q3 '16 – Q2 '17)

$1.2B (Q3 '17 – Q2 '18)

Fundings / CapEx

	Q3 '16	Q4 '16	Q1 '17	Q2 '17	Q3 '17	Q4 '17	Q1 '18	Q2 '18
Real Estate Finance	$86	$197	$73	$82	$58	$405	$171	$198
Net Lease[1]	37	43	2	77	26	27	36	2
Operating Properties	19	15	7	12	22	31	12	16
Land & Development	36	28	29	29	34	40	34	36
Corporate & Other	-	-	-	-	-	-	-	-
Total	**$177**	**$283**	**$111**	**$200**	**$140**	**$504**	**$253**	**$252**

Sales / Repayments

	Q3 '16	Q4 '16	Q1 '17	Q2 '17	Q3 '17	Q4 '17	Q1 '18	Q2 '18
Real Estate Finance	$49	$302	$171	$219	$138	$194	$132	$378
Net Lease	79	14	21	67	61	100	19	37
Operating Properties	86	34	12	9	7	15	47	113
Land & Development	42	58	42	139	32	21	240	77
Corporate & Other	6	18	-	6	9	5	1	1
Total	**$262**	**$427**	**$246**	**$441**	**$247**	**$335**	**$439**	**$606**

Legacy Asset Sales (Q2 '18 Operating Properties and Land & Development)

iStar

Note: $ in millions

(1) Includes investments made within Net Lease Venture I and open market purchases of SAFE equity.

Net Lease Venture Update

- Net Lease Venture I is an investment fund formed in 2014 with sovereign wealth partner GIC
  - 51.9% iStar ownership[1]
- The investment period ended June 30, at which time iStar obtained control of the venture
- Consolidated venture at fair market value
  - $101M increase in the value of the assets
  - $68M gain for iStar
- Subsequent to quarter end, iStar and GIC formed Net Lease Venture II
  - $526M equity commitment (over $1.5B of leveraged buying power[2])
  - 51.9% iStar ownership[1]

Impact to Certain Balance Sheet Items from Consolidation

	iStar (Prior to Consolidation)	Net Lease Venture I	iStar (Consolidated)
Net lease assets, *(Gross Book Value)*	$1,118	$845	$1,963
Other investments *(equity method in JV)*	$425	($132)	$293
Cash	$1,030	$10	$1,040
Debt obligations, net	$3,405	$465[3]	$3,870
Redeemable noncontrolling interest	$0	$12	$12
Noncontrolling interest	$1	$188	$189
iStar shareholder equity *(gain from fair market valuation)*	$955	$68	$1,023

Note: $ in millions, unless otherwise specified.
(1) Does not include the combined <1% ownership from iStar principals.
(2) Assumes 2x leverage
(3) Non-recourse mortgage debt.

iStar

Legacy Asset Monetization Progress

- The Company has continued to execute its legacy asset monetization strategy:
  - Sold legacy assets for net proceeds of $190M[1], recognizing a net gain of $20M
  - Reduced NPL balance by $146M
  - Legacy assets totaled $1.3B at the end of Q2, a net reduction of over $300M during the quarter



$1.59B
Legacy Assets
Gross Book Value at 3/31/18
$765M
Land & Development
$649M
Operating Properties
$171M
NPLs
$1.26B
Legacy Assets
Gross Book Value at 6/30/18
$726M
Land & Development
$509M
Operating Properties
$27M
NPLs

- Sales included:
  - Westgate (Operating Properties)
  - Kauai Beach Resort (Operating Properties)
  - Spring Mountain Ranch (Land & Development)

- iStar resolved Hammons NPL, in exchange for:
  - $46M cash paydown
  - $100M preferred equity investment in an entity which acquired a portfolio of hotels and other assets from the Hammons estate
    - Recorded at a discounted value of $77M

Note: Values are presented using Gross Book Value, which was revised this quarter to include real estate-related intangibles associated with real estate assets. Please refer to the "Glossary" slides for additional details regarding definitions and calculations.
(1) Includes iStar's share of net proceeds for non-wholly owned properties.

Successful Execution of Term Loan Transaction

- iStar amended its senior secured term loan
  - Upsized the facility by $273M
  - Reduced the rate by 25 bps
  - Extended maturity by 1.75 years

- New structure of facility provides additional flexibility
  - Reinvestment rights replaced mandatory immediate amortization upon repayment or sale of collateral
  - Expands eligible collateral

Prior Term Loan

Size:	$377M
Rate:	L + 300
Floor:	0.75% LIBOR
Maturity:	Oct. 2021

→

Current Term Loan

Size:	$650M
Rate:	L + 275
Floor:	No floor
Maturity:	Jun. 2023

- Subsequent to the end of the quarter, proceeds from upsized term loan were used to reduce the July 2019 unsecured notes by $273M

- Reduced debt maturing through 2021 by 36%

iStar

Business Segment Performance

Real Estate Finance

- $1.1B loan portfolio
- $267M in new loan originations
- 9.7% w.a. yield on performing loan portfolio

Net Lease

- $2.0B consolidated net lease portfolio
- Net Lease Venture I consolidated over the period, resulting in a $68M gain
- Sold net lease assets for $36M of proceeds and a $24M gain
- 9.0% w.a. yield on consolidated net lease portfolio[1]

NYSE: SAFE
(Net Lease Portfolio)

- $152M investment, representing 39.8% of shares outstanding
- SAFE closed four ground leases in Q2
- Portfolio grew by 7.5% to $631M

Operating Properties

- $472M of commercial (legacy), $37M of residential (legacy), $50M strategic (non-legacy)
- 6.6% w.a. legacy commercial operating property yield
- $113M in sales proceeds during the quarter, generating $22M in gains

Land & Development

- Proceeds of $77M led by the bulk sale of the final phases of Spring Mountain Ranch
- Invested $36M in development capex, primarily in Asbury Park
- Reduced portfolio size from $765M in Q1 to $726M in Q2 (remaining portfolio represents 14% of total assets[2])

iStar

Note: $ in millions. Please refer to the "Glossary" slides for additional details regarding definitions and calculations.
(1) The Net Lease Venture I portion of the calculation uses Gross Book Value as of 6/30/18. Note that Gross Book Value increased significantly in Q2 due to the consolidation of Net Lease Venture I. Excludes one property under development
(2) Total assets includes $767M of cash, which is pro forma for the $273M repayment of July 2019 senior notes subsequent to the end of the quarter.

II. Portfolio Overview

$5.2B Portfolio Breakdown


Business Line
Net Lease $1,963 37%
SAFE $152 3%
Land $726 14%
Operating Property $559 11%
Cash(1) $767 15%
Strategic Investments $7 <1%
RE Finance $1,067 20%
Total Net Lease $2.1B


Geographic Region(2)
Northeast $1,572 35%
Southeast $647 14%
West $671 15%
Mid Atlantic $538 12%
Southwest $483 11%
Central $447 10%
Various $117 3%


Property Type(2)
Office / Industrial $1,406 31%
Entertainment / Leisure $727 16%
Hotel $345 8%
Condo $300 7%
Land $814 18%
Mixed Use $269 6%
Retail $189 4%
Multifamily $135 3%
Other $123 3%
Ground Leases $166 4%

iStar

Note: $ in millions unless otherwise specified. Figures based on Gross Book Value of the Company's total investment portfolio and includes 100% of the assets of iStar's consolidated joint ventures and the carrying value of iStar's investment in non-consolidated joint ventures and affiliates.
(1) Cash is presented pro forma for the $275M repayment of July 2019 senior notes subsequent to the end of the quarter.
(2) Excludes cash

Q2 '18 Portfolio Rollforward

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Net Book Value (3/31/18)	$1,400	$1,107	$601	$757	$12	$3,877
Investments[1]	198	2	11	48	-	259
Principal received / basis sold	(378)[2]	(12)	(117)	(85)	(1)	(594)
Transfers	-	-	-	-	-	-
Consolidation of Net Lease Venture I net impact	–	713	–	–	–	713
Other	(167)[3]	(9)[4]	(7)	(2)	(5)	(187)
Net Book Value (6/30/18)	$1,053	$1,801	$488	$718	$7	$4,067
Add: Accumulated depreciation and general loan loss reserves	14	299	42	8	-	363
Add: Accumulated amortization related to intangibles	-	11	18	-	-	29
Add: Proportionate share of joint venture accumulated depreciation	-	4	11	-	-	15
Add: Cash	-	-	-	-	-	767
Gross Book Value (6/30/18)	$1,067	$2,115	$559	$726	$7	$5,241

Note: $ in millions
(1) Includes fundings, capital expenditures, exit fees, accruals and deferred capitalized interest on loans
(2) Includes repayment of deferred interest on loans.
(3) Includes fundings (repayments) by third parties of loan participations that are consolidated on iStar's balance sheet.
(4) Includes $4M of impairments.

iStar

III. Real Estate Finance

Real Estate Finance

	Performing Loans			
	Loans ($)	W.A. Last $ LTV	W.A. Yield	W.A. Maturity (yrs)
First mortgages / Senior debt	$818	60%	9.4%	2.0
Mezzanine / Subordinated debt	222	57%	10.6%	3.7
Total Performing Loans	**$1,040**	**59%**	**9.7%**	**2.3**
NPLs	27			
Total Real Estate Finance	**$1,067**			

Real Estate Finance Portfolio Breakdown



Property Type
Hotel $261 24%
Other $60 6%
Mixed Use $172 16%
Multifamily $114 11%
Land $87 8%
Office / Industrial $85 8%
Retail $24 2%
Condo $264 25%



Rate Type(1)
Floating 78%
Fixed 22%



Geographic Region
Northeast $567 53%
Southeast $100 9%
West $113 11%
Central $105 10%
Southwest $79 7%
Various $103 10%

Note: $ in millions. Includes $15M consolidated first mortgage participations not held by iStar.
(1) Excludes non-performing loans.

Real Estate Finance: Trend

	Q2 '17	Q3 '17	Q4 '17	Q1 '18	Q2 '18
Performing loans					
Beginning Balance	$1,210	$1,000	$947	$1,141	$1,246
Fundings	82	58	405	171	198
Repayments	(217)	(125)	(194)	(131)	(332)
Other	(75)	16	(18)	65	(72)
Ending Balance	**$1,000**	**$947**	**$1,141**	**$1,246**	**$1,040**
Non performing loans					
NPLs, gross	250	238	238	224	67
Specific Reserves	(61)	(61)	(61)	(53)	(40)
NPLs, net	**189**	**177**	**177**	**171**	**27**
Total	**$1,188**	**$1,125**	**$1,318**	**$1,417**	**$1,067**

	Q2 '17	Q3 '17	Q4 '17	Q1 '18	Q2 '18
% First mortgages / Senior debt	56%	57%	58%	66%	79%
% Mezzanine / Subordinated debt	44%	43%	42%	34%	21%
% Floating	75%	80%	80%	78%	78%
% Fixed	25%	20%	20%	22%	22%
W.A. Last $ LTV[1]	65.4%	64.3%	66.8%	60.7%	59.1%
W.A. Yield[1]	9.7%	10.1%	10.2%	9.4%	9.7%
W.A. Maturity (yrs)[1]	2.1	2.0	2.0	1.8	2.3
Asset Count	44	43	44	50	45

Note: $ in millions. Please refer to the "Glossary" slides for additional details regarding definitions and calculations.
(1) Based on performing loans only. Excludes extension options.

iStar

IV. Net Lease

Net Lease: Consolidated

	Wholly-Owned	Net Lease Venture I	Total Consolidated
Gross Book Value	$1,118	$845	$1,963
Occupancy	98.1%	100.0%	98.7%
Square Feet (000s)	11,132	5,364	16,469
W.A. Remaining Lease Term	13.6 yrs	18.6 yrs	14.7 yrs
W.A. Yield	9.5%	8.2%(1)	9.0%

Note: iStar owns 51.9% of Net Lease Venture I, which was consolidated at the end of the second quarter.


W.A. Lease Term Remaining
<1 Year $2 1%
1-5 Years $17 12%
6-10 Years $27 20%
>10 Years $90 67%


Property Type
Ground Leases $14 1%
Entertainment / Leisure $699 35%
Industrial $433 22%
Office $760 39%
Other $57 3%


Geographic Region
Various $7 <1%
Northeast $607 31%
Southeast $272 14%
West $291 15%
Southwest $223 11%
Mid Atlantic $360 18%
Central $204 11%

Note: $ in millions, square feet in thousands. Please refer to the "Glossary" slides for additional details regarding definitions and calculations.
(1) Calculated using Gross Book Value as of 6/30/18. Note that Gross Book Value increased significantly in Q2 due to the consolidation of Net Lease Venture I. Excludes one property under development.

Net Lease: SAFE (iStar owns 39.8% of shares outstanding)

- $152 million equity investment in Safety, Income & Growth Inc. (NYSE: SAFE), the first publicly-traded company focused on ground leases
- iStar is the founder, manager, and the largest shareholder of SAFE
- SAFE's Q2 '18 results were highlighted by:
  - Closed 4 new ground leases totaling $44M
  - Grew its portfolio by 7.5% to $631M
  - Grew Value Bank[1] by 5.6% to $1.3B, or $69 per share
- $141M of potential new deals currently under LOI



W.A. Ground Lease Term Remaining
20-60 yrs
<1%
<20 yrs
39%
>60 yrs
61%



Property Type
Multifamily
$203
32%
Office
$176
28%
Industrial
$16
3%
Hotel
$235
37%



Geographic Region
Southwest
$14
2%
Mid Atlantic
$49
8%
Central
$83
13%
Northwest
$91
15%
Southeast
$121
19%
West
$273
43%

iStar

(1) Value Bank is calculated as the estimated combined property value of the land and the building less SAFE's initial purchase cost of the ground lease. SAFE uses Value Bank to track the capital appreciation potential at lease expiration from reversionary rights associated with leasehold improvements on its land. Please refer to SAFE's 8-K filed July 26, 2018 for additional details regarding Value Bank

Net Lease Assets: Trend

Wholly-Owned

	Q4 '17	Q1 '18
Beginning Balance	$1,178	$1,137
Fundings / Capex / Other	14	2
Sales	(56)	(2)
Ending Balance	$1,137	$1,137
% Leased	97.9%	98.2%
W.A. Remaining Lease Term (yrs)	14.0	13.8
Cash Yield	8.7%	8.8%
Yield	9.3%	9.4%
Square Feet (000s)	11,322	11,305
Number of Assets	27	26

Net Lease Venture I[2]

	Q4 '17	Q1 '18
Beginning Balance	$628	$654
Fundings / Capex / Other	26	68
Sales	-	-
Ending Balance	$654	$722
% Leased	100.0%	100.0%
W.A. Remaining Lease Term (yrs)	19.0	18.8
Cash Yield	8.1%	7.7%
Yield	9.8%	9.7%
Square Feet (000s)	4,238	5,364
Number of Assets	8	9

Consolidated Portfolio

	Q2 '18
Beginning Balance	$1,137
Fundings / Capex / Other	(2)
Sales	(17)
Consolidation	845
Ending Balance	$1,963
% Leased	98.7%
W.A. Remaining Lease Term (yrs)	14.7
Cash Yield[1]	8.1%
Yield[1]	9.0%
Square Feet (000s)	16,496
Number of Assets	33

Note: $ in millions, square feet in thousands. Please refer to the "Glossary" slides for additional details regarding definitions and calculations.

(1) Calculated using Gross Book Value as of 6/30/18. Note that Gross Book Value increased significantly in Q2 due to the consolidation of Net Lease Venture I. Excludes one property under development.

(2) Net Lease Venture I includes an office property under development. Metrics other than Gross Book Value disregard this development property.

iStar

Net Lease: Lease Expiration Profile



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1%
1%
2%
2%
7%
4%
4%
3%
22%
7%
<1%
2%
67%
77%
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028 & thereafter
Consolidated
SAFE

iStar

Note: Does not include lessee lease extension options.

V. Operating Properties

Operating Properties

	Gross Book Value	Properties	Occupancy	W.A. Yield	Square Feet
Commercial Assets (Legacy)	$472	19	81%	6.6%	2,852
Residential Assets (Legacy)	$37				
Strategic Assets (Non-Legacy)(1)	$50				
Total Operating Properties	**$559**				



$666
$37
$49
$580
$693
$44
$41
$608
$559
$50
$37
$472
Q4 '17
Q1 '18
Q2 '18
Commercial (Legacy)
Residential (Legacy)
Strategic (Non-Legacy)



Property Type
Hotel $84 15%
Condo $37 7%
Entertainment / Leisure $27 5%
Multifamily $22 4%
Retail $165 29%
Office / Industrial $127 23%
Mixed Use $97 17%



Geographic Region
West $47 8%
Mid Atlantic $36 7%
Southwest $150 27%
Southeast $145 26%
Central $106 19%
Northeast $75 13%

Note: $ in millions, square feet in thousands. Please refer to the "Glossary" slides for additional details regarding definitions and calculations.
(1) Assets acquired over the past two years that represent areas of interest which could grow into larger business opportunities.

VI. Land & Development

Land & Development

	Master Planned Communities	Waterfront	Urban / Infill	Total
In production	$182	$202	$-	$383
In development	59	110	27	196
Pre-development	30	8	110	147
Gross Book Value	$270	$319	$137	$726
# of projects	6	6	13	25


Property Type
MPC $270 37%
Waterfront $319 44%
Urban / Infill $137 19%


Geographic Region
Washington DC $129 18%
California $87 12%
Florida $100 14%
Chicago $32 4%
Other $75 10%
New York Metro $303 42%

Land & Development: Trend



$29
$34
$40
$34
$36
CapEx / Fundings
$925
$933
$933
$765
$726
Pre-Development
In Development
In Production
$359 39%
$441 47%
$443 48%
$418 55%
$383 53%
$416 45%
$341 37%
$339 36%
$192 25%
$196 27%
$150 16%
$151 16%
$151 16%
$154 20%
$147 20%
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18

iStar

Note: $ in millions.

Land & Development Progress Since YE 2013


$315
Profit
$16
$97 (1)
$749 (2)
$863 of assets sold or completed
Sold or Completed
$965
$726
In development
$107
$448
$171 (2)
$555 of capex / new assets
YE 2013
Q2 '16 (3)
YE 2013 Book Value
Capital Expenditures
Assets Transferred-In / Other

Note: $ in millions.
(1) Includes capital expenditures on fully sold assets only.
(2) Net of $53M of impairments since YE 2013.
(3) Includes net change in equity method investments

VII. Capital Structure

Capital Structure

Pro forma for the $273M repayment of senior notes in July 2018 with proceeds from the Q2 term loan upsize

Credit Metrics	
Cash	$767M
Debt, net of cash	$2,830M
Total Equity	$1,022M
Adj. Total Equity	$1,441M
Leverage[1]	2.0x

Shares	Basic
Shares Outstanding	68.0M
Common Equity	$517M
Book Equity per Share	$7.61
Adjusted Common Equity	$936M
Adj. Book Equity per Share	$13.77

Liquidity	
Cash	$767M
Revolving credit facility capacity	$325M
Total liquidity	$1,092M



Adjusted Total Equity $1.4B
Common Equity $517M
Depr./Amort./Gen. Res. $418M(2)
Preferred Equity $505M(3)
Adjusted Common Equity $936M
Total Debt $3.6B(4)
Senior Unsecured Debt $2.3B
Secured Debt $1.3B(5)

Note: Please refer to "Adjusted Common Equity Reconciliation" slide at the end of this presentation for more information.
(1) Corporate leverage is the ratio of total debt less cash and cash equivalents divided by Adjusted Total Equity.
(2) Includes accumulated depreciation, amortization, general reserves and iStar's proportionate share of accumulated depreciation and amortization relating to equity method investments.
(3) Represents liquidation preference of preferred equity.
(4) Debt is presented net of fees and discounts.
(5) Includes $465M of asset specific non recourse mortgage financing from the consolidated Net Lease Venture in which iStar owns a 51.9% interest.

Corporate Debt Maturity Profile

Pro forma the $273M repayment of senior notes in July 2018 with proceeds from the Q2 term loan upsize

Debt Profile		
2019		
Jul.	$497[1]	5.00%
2020		
Sep.	$400	4.625%
2021		
Jul.	$275	6.50%
2022		
Apr.	$375	6.00%
Sep.	400	5.25%
Sep.	288	3.125%
	$1,063	
2023		
Jun.	$650	L + 275
2035		
Oct.	$100	L + 150
Non-Recourse Mortgage Financings[3]		
Various	$671	3.62% - 7.26%
Total	**$3,656**	



$1,000
$750
$500
$250
$0
Reduced 2019 debt by $273 with proceeds from our Term Loan
$497
$325(2)
$400
Payoff / Refi term loan
$377
$275
$375
$288
$400
New term loan
$650
$100
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Thereafter
Unsecured Debt
Secured Term Loan
Convertible Notes
Revolver

Note: $ in millions. Excludes extension options.
(1) Pro forma for the repayment of $273M of the July 2019 notes.
(2) $325M revolver undrawn as of 6/30/18.
(3) Represents individual non-recourse mortgages on net lease assets. Rates presented after giving effect to interest rate hedges.

VIII. Appendix

Consolidated Statements of Operations

	Three Months Ended June 30,		Six Months Ended June 30,	
	2018	2017	2018	2017
Revenues				
Operating lease income	$44,609	$47,002	$90,407	$94,349
Interest income	25,212	28,645	51,909	57,703
Other income	20,823	139,510	36,142	151,374
Land development revenue	80,927	132,710	357,356	152,760
Total revenues	$171,571	$347,867	$535,814	$456,186
Cost and Expenses				
Interest expense	$43,172	$48,807	$88,353	$99,952
Real estate expense	37,043	34,684	73,224	70,274
Land development cost of sales	83,361	122,466	306,768	138,376
Depreciation and amortization	10,767	13,171	21,878	25,451
General and administrative	19,725	23,303	39,448	42,596
General and administrative – stock-based compensation(1)	3,503	3,915	12,593	9,796
(Recovery of) provision for loan losses	18,892	(600)	18,037	(5,528)
Impairment of assets	6,088	10,284	10,188	14,696
Other expense	3,716	16,276	4,882	18,145
Total costs and expenses	$226,267	$272,306	$575,371	$413,758
Income (loss) before other items	($54,696)	$75,561	($39,557)	$42,428
Income from discontinued operations	-	173	-	4,939
Gain from discontinued operations	-	123,418	-	123,418
Income tax expense from discontinued operations	-	(4,545)	-	(4,545)
Income from sales of real estate(2)	56,895	844	73,943	8,954
Earnings from equity method investments	(7,278)	5,515	(3,946)	11,217
Gain on consolidation of equity method investment	67,877	-	67,877	-
Income tax expense	(128)	(1,644)	(249)	(2,251)
Loss on early extinguishment of debt	(2,164)	(3,315)	(2,536)	(3,525)
Net income	$60,506	$196,007	$95,532	$180,635
Net (income) loss attributable to noncontrolling interests	(9,509)	(5,710)	(9,604)	(4,610)
Net income attributable to iStar	$50,997	$190,297	$85,928	$176,025
Preferred dividends	(8,124)	(12,830)	(16,248)	(25,660)
Net income allocable to common shareholders	$42,873	$177,467	$69,680	$150,365

Note: Unaudited. $ in thousands.
(1) For the three months ended June 30, 2018 and 2017, includes $2.2 million and $2.9 million, respectively, and for the six months ended June 30, 2018 and 2017, includes $10.2 million and $7.9 million, respectively, of equity-based compensation associated with iPIP Plans. These plans are liability-based plans which are marked-to-market quarterly and such marks are based upon the performance of the assets underlying the plans as of the quarterly measurement dates. However, actual amounts cannot be determined until the end date of the plans and the ultimate repayment or monetization of the related assets.
(2) Income from sales of real estate represents gains from sales of real estate that do not qualify as discontinued operations.

iStar

Earnings Per Share

	Three Months Ended June 30,		Six Months Ended June 30,	
EPS Information for Common Shares	**2018**	**2017**	**2018**	**2017**
Income (loss) from continuing operations attributable to iStar[1]				
Basic	$0.63	$0.81	$1.03	$0.37
Diluted	$0.54	$0.69	$0.89	$0.35
Net income (loss)				
Basic	$0.63	$2.46	$1.03	$2.09
Diluted	$0.54	$2.04	$0.89	$1.76
Adjusted income (loss)				
Basic	$0.64	$2.75	$2.59	$2.59
Diluted	$0.55	$2.28	$2.16	$2.17
Weighted average shares outstanding				
Basic	67,932	72,142	67,922	72,104
Diluted	83,694	88,195	83,682	88,156
Common shares outstanding at the end of period	67,968	72,190	67,968	72,190

iStar

Note. Unaudited. In thousands, except per share data.
(1) After the effect of preferred dividends, non-controlling interests and income from sales of real estate.

Adjusted Income Reconciliation

	Three Months Ended June 30,		Six Months Ended June 30,	
	2018	2017	2018	2017
Net income (loss) allocable to Common Shareholders	$42,873	$177,467	$69,680	$150,365
Add: Depreciation and amortization(1)	15,511	15,620	35,582	30,672
Add: (Recovery of) provision for loan losses	18,892	(600)	18,037	(5,528)
Add: Impairment of assets(2)	16,680	10,284	20,780	14,696
Add: Stock-based compensation expense	3,503	3,915	12,593	9,796
Add: Loss on early extinguishment of debt	2,164	565	2,536	775
Add: Non-cash interest expense on senior convertible notes	1,176	-	2,336	-
Add: Impact from adoption of new accounting standards(3)	-	-	75,869	-
Less: Losses on charge-offs and dispositions(4)	(57,153)	(8,811)	(61,460)	(14,127)
Adjusted income (loss) allocable to common shareholders	**$43,646**	**$198,440**	**$175,953**	**$186,649**

Note: $ in thousands.

In addition to net income (loss) prepared in conformity with GAAP, the Company uses adjusted income, a non GAAP financial measure, to measure its operating performance. Adjusted income is used internally as a supplemental performance measure adjusting for certain non-cash GAAP measures to give management a view of income more directly derived from current period activity. Adjusted income is calculated as net income (loss) allocable to common shareholders, prior to the effect of depreciation and amortization, provision for (recovery of) loan losses, impairment of assets, stock-based compensation expense, the non-cash portion of gain (loss) on early extinguishment of debt, imputed non-cash interest expense recognized for the conversion feature of its senior convertible notes, the impact to retained earnings (income that would have been recognized in prior periods had the accounting standards been effective during those periods) resulting from the adoption of ASU 2017-05 and is adjusted for the effect of gains or losses on charge-offs and dispositions on carrying value gross of loan loss reserves and impairments ("Adjusted Income"). Adjusted Income should be examined in conjunction with net income (loss) as shown in our consolidated statements of operations. Adjusted Income should not be considered as an alternative to net income (loss) (determined in accordance with GAAP), or to cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, nor is Adjusted Income indicative of funds available to fund our cash needs or available for distribution to shareholders. Rather, Adjusted Income is an additional measure we use to analyze our business performance because it excludes the effects of certain non cash charges that we believe are not necessarily indicative of our operating performance while including the effect of gains or losses on investments when realized. It should be noted that our manner of calculating Adjusted Income may differ from the calculations of similarly-titled measures by other companies.

(1) Depreciation and amortization also includes our proportionate share of depreciation and amortization expense for equity method investments (including from the adoption of ASU 2017-05) and excludes the portion of depreciation and amortization expense allocable to non-controlling interests.
(2) Impairment of assets also includes impairments on equity method investments recorded in earnings from equity method investments.
(3) Represents an increase to retained earnings on January 1, 2018 upon the adoption of ASU 2017-05.
(4) Represents the impact of charge-offs and dispositions realized during the period. These charge-offs and dispositions were on assets that were previously impaired for GAAP and reflected in net income but not Adjusted Income.

iStar

Consolidated Balance Sheets

	As of June 30, 2018	As of December 31, 2017
Assets		
Real Estate		
Real Estate, at cost	$2,255,537	$1,629,436
Less: accumulated depreciation	(340,538)	(347,405)
Real estate, net	1,914,999	1,282,031
Real estate available and held for sale	37,597	68,588
Total real estate	1,952,596	1,350,619
Land and development, net	641,627	860,311
Loans receivable and other lending investments, net	1,052,872	1,300,655
Other investments	293,017	321,241
Cash and cash equivalents	1,039,591	657,688
Accrued interest and other lending investments, net	10,994	11,957
Deferred operating lease income receivable, net	88,080	86,877
Deferred expenses and other assets, net	279,390	141,730
Total assets	$5,358,167	$4,731,078
Liabilities and Equity		
Accounts payable, accrued expenses and other liabilities	$249,494	$238,004
Loan participations, net	14,709	102,425
Debt obligations, net	3,869,576	3,476,400
Total Liabilities	$4,133,779	$3,816,829
Redeemable noncontrolling interests	11,814	-
Total iStar shareholders' equity	1,023,310	879,703
Noncontrolling interests	189,264	34,546
Total equity	$1,212,574	$914,249
Total liabilities and equity	$5,358,167	$4,731,078

Note: Unaudited. $ in thousands.

Adjusted Common Equity Reconciliation

	Pro Forma	As of June 30, 2018	As of June 30, 2017
Total shareholders' equity	$1,022,399	$1,023,310	$1,169,278
Less: Liquidation preference of preferred stock	(505,000)	(505,000)	(745,000)
Common shareholders equity	$517,399	$518,310	$424,278
Add: Accumulated depreciation and amortization	388,770	388,770	418,131
Add: Proportionate share of accumulated depreciation and amortization within equity method investments	15,496	15,496	24,945
Add: General reserves	14,100	14,100	17,800
Adjusted common equity	$935,765	$936,676	$885,154
Common shares outstanding – basic	67,968	67,968	72,190
Common equity per share	$7.61	$7.63	$5.88
Adjusted common equity per share	$13.77	$13.78	$12.26

Note: Unaudited. $ in thousands, except for per share data.

We use adjusted common equity, a non-GAAP financial measure, as a supplemental measure to give management a view of equity allocable to common shareholders prior to the impact of certain non-cash GAAP measures. Management believes that adjusted common equity provides a useful measure for investors to consider in addition to total shareholders equity because cumulative effect of depreciation and amortization expenses and provisions for general reserves calculated under GAAP may not necessarily reflect an actual reduction in the value of the Company's assets.

Adjusted common equity should be examined in conjunction with total shareholders' equity as shown on the Company's consolidated balance sheet. Adjusted common equity should not be considered an alternative to total shareholders' equity (determined in accordance with GAAP), nor is adjusted common equity indicative of funds available for distribution to shareholders. It should be noted that our manner of calculating adjusted common equity may differ from the calculations of similarly-titled measures by other companies.

iStar

Q2 '18 Gross Book Value Reconciliation

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Real estate, net	-	$1,532,589	$382,410	-	-	$1,914,999
Real estate available and held for sale	-	-	37,597	-	-	37,597
Land and development, net	-	-	-	$641,627	-	641,627
Loans receivable and other lending investments, net	$1,052,872	-	-	-	-	1,052,872
Other investments	-	147,512	62,023	76,693	$6,789	293,017
Subtotal	$1,052,872	$1,680,101	$482,030	$718,320	$6,789	$3,940,112
Add: Accumulated depreciation	-	298,730	41,808	8,157	-	348,695
Add: General loan loss reserves	14,100	-	-	-	-	14,100
Gross Book Value (prior definition)	$1,066,972	$1,978,831	$523,838	$726,477	$6,789	$4,302,907
Add: Real estate related intangibles, net	-	121,314	5,806	2	-	127,122
Add: Accumulated amortization of intangibles	-	10,828	18,091	-	-	28,919
Add: Proportionate share of joint venture depreciation and amortization	-	4,204	11,292	-	-	15,496
Gross Book Value (new definition)	$1,066,972	$2,115,177	$559,027	$726,479	$6,789	$4,474,444
Add: Cash	-	-	-	-	-	$766,590 (1)
Portfolio Gross Book Value	$1,066,972	$2,115,177	$559,027	$726,479	$6,789	$5,241,034

iStar

Note: $ in thousands.

(1) Pro forma the $273M repayment of July 2019 bonds subsequent to the end of the quarter

Q1 '18 Gross Book Value Reconciliation

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Real estate, net	-	$808,438	$493,705	-	-	$1,302,143
Real estate available and held for sale	-	-	41,857	-	-	41,857
Land and development, net	-	-	-	$681,410	-	681,410
Loans receivable and other lending investments, net	$1,400,474	-	-	-	-	1,400,474
Other investments	-	279,094	55,928	75,596	$12,234	422,852
Subtotal	$1,400,474	$1,087,532	$591,490	$757,006	$12,234	$3,848,736
Add: Accumulated depreciation	-	297,881	59,627	7,840	-	365,348
Add: General loan loss reserves	16,600	-	-	-	-	16,600
Gross Book Value (prior definition)	**$1,417,074**	**$1,385,413**	**$651,117**	**$764,846**	**$12,234**	**$4,230,684**
Add: Real estate related intangibles, net	-	19,898	9,309	-	-	29,207
Add: Accumulated amortization of intangibles	-	10,346	22,223	-	-	32,569
Add: Proportionate share of joint venture depreciation and amortization	-	30,781	10,118	-	-	40,899
Gross Book Value (new definition)	**$1,417,074**	**$1,446,438**	**$692,767**	**$764,846**	**$12,234**	**$4,333,359**
Add: Cash	-	-	-	-	-	$366,723
Portfolio Gross Book Value	**$1,417,074**	**$1,446,438**	**$692,767**	**$764,846**	**$12,234**	**$4,700,082**

iStar

Note: $ in thousands.

Appendix

Glossary

Cash Yield	Calculated as the quarterly net operating income annualized divided by average Gross Book Value.
Funding/Capex (Net Lease, Operating Properties, Land & Development)	Acquisition price, capitalized acquisition costs, capital expenditure & retainage paid, contributions to equity method investments, capitalized payroll and capitalized interest.
Funding/Capex (Real Estate Finance)	Loans funded, less OID, origination and arrangement fees, plus deferred interest capitalized to the loan balance.
Gross Book Value, new definition (Net Lease, Operating Properties, Land & Development)	Gross Book Value (previous) plus lease related intangibles, capitalized leasing costs and gross of our share of equity method depreciation and amortization.
Gross Book Value, new definition (Real Estate Finance)	Principal funded including any deferred capitalized interest receivable, plus any cost recoveries, protective advances, purchase discounts, exit fee receivables and any unamortized origination / modification costs, less specific reserves. This amount is not reduced for general reserves.
Gross Book Value, prior definition (Net Lease, Operating Properties, Land & Development)	Basis assigned to physical real estate property only (land & building), net of any impairments taken after acquisition date and net of basis reductions associated with unit/parcel sales, plus our basis in equity method investments
Gross Book Value, prior definition (Real Estate Finance)	Principal funded including any deferred non-capitalized interest receivable, plus any cost recoveries, protective advances, purchase discounts, exit fee receivables and any unamortized origination / modification costs, less specific reserves. This amount is not reduced for general reserves.

iStar

Disclaimer: Set forth in the Glossary are the current definitions of certain items that we use in this presentation. This Glossary is intended to facilitate a reader's understanding of this presentation. There can be no assurance that we will not modify these terms in future presentations as we deem necessary or appropriate.

Appendix

Glossary Cont'd

Net Book Value	Gross Book Value net of accumulated depreciation and amortization.
Net Book Value (Real Estate Finance)	Gross Book Value Loans less general reserve for loan loss.
Proceeds (Net Lease, Operating Properties, Land & Development)	Includes sales price for assets sold, less selling costs, less seller financing and return of capital from equity method investments.
Proceeds (Real Estate Finance)	Collection of principal, deferred and capitalized interest, exit fees, origination fees netted against principal at inception, or original issued discount. Includes proceeds from sales of securities.
Yield (Net Lease)	Calculated as the GAAP revenue for the quarter annualized less real estate expenses for the quarter annualized divided by the average Gross Book Value during the period.
Yield (Operating Properties)	Calculated as the GAAP revenue for the quarter annualized less real estate expenses for the quarter annualized, plus our share of depreciation and interest expense attributable to our investment in equity method investments, divided by the sum of the average Gross Book Value during the period plus our share of accumulated depreciation and amortization, and interest expense attributable to our investment in equity method investments.
Yield (Real Estate Finance)	Interest income, for the quarter, annualized for the period using actual days, divided by the average daily Gross Book Value of loans, for the period.